UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2013

ZOOM TELEPHONICS, INC..
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 27, 2013, the Zoom Telephonics, Inc. announced it had completed its rights offering. The Company reported it raised $282,520 by selling shares @$0.28 each to existing shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated August 27, 2013 of Zoom Telephonics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: August 27, 2013	By:	/s/ Frank Manning
Frank Manning, President& CEO and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated August 27, 2013 of Zoom Telephonics, Inc.